ING VUL-ECV

A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
issued by
SECURITY LIFE OF DENVER INSURANCE COMPANY
and its
SECURITY LIFE SEPARATE ACCOUNT L1

Supplement Dated August 22, 2008

This supplement updates and amends certain information contained in your prospectus dated June 20, 2008. Please read it carefully and keep it with your prospectus for future reference.

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IMPORTANT INFORMATION REGARDING THE NAME OF THE SUBADVISER TO THE ING JULIUS BAER FOREIGN PORTFOLIO

On June 15, 2008, Julius Baer Investment Management LLC was renamed Artio Global Management LLC. Accordingly, all references to Julius Baer Investment Management LLC are to be replaced with Artio Global Management LLC.

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